Exhibit 99.1

ACCESS Newswire Announces up to $1.0 Million Dollar Share Repurchase Program

RALEIGH, NC / ACCESS NEWSWIRE / December 4, 2025 / ACCESS Newswire Inc. (NYSE American:ACCS), an industry-leading communications company, today announced that its Board of Directors has approved an up to $1.0 million dollar share repurchase program of its common stock.

“The share repurchase program reflects the Board’s and management’s confidence in the strength and outlook of our business,” said Brian R. Balbirnie, ACCESS Newswire’s Founder and Chief Executive Officer. “Our consistent cash flow generation enables us to service our debt obligations, invest in strategic initiatives, and deploy excess free cash flow to repurchase our common stock representing our commitment to enhancing stockholder value.”

Under this share repurchase program, ACCESS Newswire may repurchase shares in accordance with all applicable securities laws and regulations, including Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The extent and timing of repurchases, if any, will depend upon a variety of factors, including market conditions, regulatory requirements and other corporate considerations as determined by the Company’s management. The repurchase program may be extended, suspended, or discontinued at any time, subject to applicable laws and regulations. The Company expects to fund the repurchase program from its cash on hand and anticipated cash flows from operations. The Company had 3,868,826 shares of common stock outstanding as of December 3, 2025.

About ACCESS Newswire Inc.

We are ACCESS Newswire, a globally trusted Public Relations (PR) and Investor Relations (IR) solutions provider. With a focus on innovation, customer service, and value-driven offerings, ACCESS Newswire empowers brands to connect with their audiences where it matters most. From startups and scale-ups to multi-billion-dollar global brands, we ensure your most important moments make an impact and resonate with your audiences. To learn more visit www.accessnewswire.com.

Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company’s expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “commit,” “estimate,” “predict,” “potential,” “outlook,” “guidance,” “target,” “goal,” “project,” “continue to,” “confident,” or the negative of those terms or other comparable terminology. The forward-looking statements in this press release include, among other things, our confidence in the strength and outlook of our business.

Please see the Company’s documents filed or to be filed with the Securities and Exchange Commission at www.sec.gov, including the Company’s Annual Reports filed on Form 10-K, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and Quarterly Reports on Form 10-Q, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this report. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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For Further Information:

ACCESS Newswire Inc.
Brian R. Balbirnie
919-481-4000
brianb@accessnewswire.com

Brett Maas
Hayden IR
(646) 536-7331
brett@haydenir.com

James Carbonara
Hayden IR
(646)-755-7412
james@haydenir.com

SOURCE: ACCESS Newswire Inc.

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